SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                 May 10, 2001
------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number

                    Ohio                                 31-0987416
----------------------------------------------        --------------
(State or other jurisdiction of incorporation)        (I.R.S. Employer
                                                  Identification Number)

              138 Putnam Street
                P.O. Box 738,
               Marietta, Ohio                                     45750
--------------------------------------------                    ---------
  (Address of principal executive office)                      (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events
         On May 10, 2001, Peoples Bancorp Inc. declared a quarterly dividend of $0.15 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) Non required
         (b) Non required
         (c) Exhibits

EXHIBIT NUMBER                   DESCRIPTION
--------------------             --------------------------------
99                               News Release issued May 10, 2001

Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  May 11, 2001                     PEOPLES BANCORP INC.
                                        --------------------
                                        Registrant



                               By: /s/  ROBERT E. EVANS
                                        Robert E. Evans
                                        President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number                  Description                         Page
--------------                  ----------------------------       ------
99                              News Release issued 05/10/01         4